August 9, 2001


Acqua Wellington North American Equities Fund Ltd.
C/o Fortis Fund Services Ltd.
Montague Sterling Centre
East Bay Street, P.O. Box SS-6238
Nassau, Bahamas


Dear Sirs:

     This  letter  sets  forth the agreement  of  Acqua
Wellington  North  American  Equities  Fund  Ltd.   the
("Purchaser")  and Metawave Communications  Corporation
(the "Company") regarding the purchase by the Purchaser from the Company of the Company's common stock (the
"Common  Stock") on the date hereof (the  "Agreement").
The parties agree as follows:

1. This Agreement relates to the purchase by the Purchaser of 1,440,566 shares of Common Stock for an aggregate purchase price of $3,500,000, or $2.4296 per share, which purchase is being settled by the parties on Monday, August 13, 2001.

2.          The   Company   is   a   corporation   duly
     incorporated,  validly  existing   and   in   good
     standing under the laws of Delaware.  The  Company
     has the requisite corporate power and authority to
     enter into and perform this Agreement and to issue
     and  sell the Common Stock in accordance with  the
     terms   hereof.   The  execution,   delivery   and
     performance  of this Agreement by the Company  and
     the   consummation  by  it  of  the   transactions
     contemplated  hereby have been  duly  and  validly
     authorized by all necessary corporate  action.   A
     copy of the duly executed resolutions of the Board
     of  Directors of the Company is attached hereto as
     Exhibit   "B".   This  Agreement  has  been   duly
     executed and delivered on behalf of the Company by a duly authorized officer. A copy of a duly executed incumbency certificate of the Company's duly authorized officers is attached hereto as Exhibit "C". This Agreement constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms

3.         The  Common  Stock to be issued  under  this
     Agreement   has  been  duly  authorized   by   all
     necessary corporate action and, when paid  for  or
     issued  in  accordance with the terms hereof,  the
     Common   Stock   shall  be  validly   issued   and
     outstanding, fully paid and nonassessable, and the Purchaser shall be entitled to all rights accorded to a holder of Common Stock.

4.         The Company represents and warrants that (a)
     the  shares of Common Stock issued by the  Company
     to  the  Purchaser have been registered under  the
     Securities   Act   of  1933,   as   amended   (the
     "Securities  Act"),  pursuant  to  a  registration
     statement on Form S-3, Commission File Number 333-
     61470 (the "Registration Statement"); and (b)  the
     Company  has  filed  or  will  file  a  prospectus
     supplement   to  the  Registration  Statement   in
     connection  with this transaction. Copies  of  the
     Registration   Statement   and   the    prospectus
     supplement,  each  as filed and  the  Registration
     Statement as declared effective by the Securities and Exchange Commission, are annexed hereto as Exhibits "D" and "E", respectively.

5. The Company has taken or will take all action necessary on its part to list the shares of Common
     Stock for trading on the NASDAQ system or any relevant market or system, if applicable. A copy of the Company's listing application with NASDAQ or any other relevant market or system is attached hereto as Exhibit "F."

6. The Company will continue to take all action necessary to continue the listing or trading of the Common Stock on the NASDAQ National Market or any relevant market or system, if applicable, and will comply in all respects with the Company's reporting, listing (including, without limitation, the listing of the Common Stock purchased by the Purchaser) or other obligations under the rules of the NASDAQ National Market or any relevant market or system.

7.         The  Company has delivered or made available
     to  the Purchaser true and complete copies of  the
     filings  filed  with the Securities  and  Exchange
     Commission  since December 31, 2000 (collectively,
     the  "Commission Filings").  The Company  has  not
     provided  to the Purchaser any information  which,
     according  to applicable law, rule or  regulation,
     should have been disclosed publicly by the Company
     but  which  has not been so disclosed, other  than
     with  respect to the transactions contemplated  by
     this  Agreement.   As of their  respective  dates,
     each  of  the Commission Filings complied  in  all
     material  respects  with the requirements  of  the
     Securities  Exchange  Act of 1934  (the  "Exchange
     Act")  and  the  rules  and  regulations  of   the
     Commission   promulgated  thereunder   and   other
     federal,   state   and  local  laws,   rules   and
     regulations applicable to such documents, and,  as
     of  their respective dates, none of the Commission
     Filings  referred  to above contained  any  untrue
     statement of a material fact or omitted to state a
     material  fact  required to be stated  therein  or
     necessary in order to make the statements therein,
     in  light  of the circumstances under  which  they
     were   made,   not  misleading.    The   financial
     statements   of  the  Company  included   in   the
     Commission  Filings  comply  as  to  form  in  all
     material   respects  with  applicable   accounting
     requirements   and   the   published   rules   and
     regulations of the Commission or other  applicable
     rules  and  regulations with respect  thereto.  No
     event or circumstance has occurred or exists  with
     respect  to  the  Company or its  subsidiaries  or
     their     respective    businesses,    properties,
     prospects,   operations  or  financial  condition,
     which,  under applicable law, rule or  regulation,
     requires public disclosure or announcement by  the
     Company   but  which  has  not  been  so  publicly
     announced or disclosed.

8.          The   Company  will  promptly  notify   the
     Purchaser   of  (a)  any  stop  order   or   other
     suspension   of   the   effectiveness    of    the
     Registration Statement and (b) the happening of any event as a result of which the prospectus included in the Registration Statement includes an untrue statement of a material fact or omits to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

9. The Company may not issue a press release or otherwise make a public statement or announcement with respect to the completion of the transaction contemplated hereby without the prior consent of the Purchaser.

10.        The Company will indemnify the Purchaser  as
     provided  in  Exhibit "A" attached hereto  against
     liability   with   respect  to  the   Registration
     Statement  (including,  without  limitation,   the
     prospectus  supplement)  relating  to  the  Common
     Stock  which  were  sold by  the  Company  to  the
     Purchaser hereunder.  For purposes of said Exhibit
     A,   capitalized   terms  used   therein   without
     definition shall have the same meanings therein as are ascribed to said terms in this Agreement.

11.         This  Agreement  and  the  legal  relations
     between  the  parties hereto with respect  to  any
     purchase   of   Common  Stock  by  the   Purchaser
     hereunder shall be governed and construed in accordance with the substantive laws of the State of New York without giving effect to the conflicts of law principles thereunder.

      Delivery of an executed copy of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed copy of this Agreement and shall be effective and enforceable as the original.

     Please execute a copy of this Agreement which, when executed by the Purchaser, will constitute an agreement between the Company and the Purchaser.

                              Very truly yours,

                              METAWAVE COMMUNICATIONS CORPORATION

                              By:    /s/ Stuart W. Fuhlendorf
                              Name:     Stuart W. Fuhlendorf
                              Title:    Senior VP & CFO

AGREED TO:

PURCHASER:

ACQUA WELLINGTON NORTH AMERICAN EQUITIES FUND LTD.


By:     /s/ Richard Colpron
Name:     Richard Colpron
Title:    Vice President